ENTLIAN CO., LTD.

Financial Statements

(Unaudited)

September 30, 2007 and 2006

ENTLIAN CO., LTD.
Balance Sheets
September 30, 2007 and December 31, 2006

(Unaudited)

	2007			2006
	Won		U.S. dollars (note 2)	Won
Assets
Current assets:
Cash and cash equivalents (note 3)	~~W~~	858,519,653	$937,914	~~W~~	1,360,396
Trade accounts receivable		42,663,000	46,608		33,441,215
Short-term loans		-	-		5,126,230
Other current assets (note 4)		13,163,510	14,382		18,560,620
Total current assets		914,346,163	998,904		58,488,461
Deposits		30,000,000	32,774		30,000,000
Property and equipment (notes 5):
Machinery and equipment		2,145,455	2,344		2,145,455
Tools and furniture		55,063,182	60,155		51,963,182
		57,208,637	62,499		54,108,637
Less accumulated depreciation		(20,931,401)	(22,867)		(12,556,790)
Net property, plant, and equipment		36,277,236	39,632		41,551,847
Intangible assets (note 6)		69,433,334	75,854		75,383,334
Total assets	~~W~~	1,050,056,733	$1,147,164		205,423,642

ENTLIAN CO., LTD.
Balance Sheets, Continued
September 30, 2007 and December 31, 2006

(Unaudited)

	2007				2006
	Won		U.S. dollars (note 2)		Won
Liabilities and Stockholders’ Equity
Current liabilities:	~~W~~		$		~~W~~
Short-term borrowings		-		-		6,000,000
Accounts payable		63,778,741		69,677		32,921,508
Withholdings		5,999,071		6,554		7,548,375
Accrued expenses		69,854,343		76,314		42,693,148
Total current liabilities		139,632,155		152,545		89,163,031
Long-term debt (note 7)		1,000,000,000		1,092,478		500,000,000
Retirement and severance benefits (note 8)		47,264,778		51,636		24,443,787
Total liabilities		1,186,896,933		1,296,659		613,606,818
Stockholders’ equity :
Common stock, ~~W~~ 5,000 par value. Authorized 2,000,000 shares;
issued and outstanding 172,725 shares in 2007
and 111,600 shares in 2006		863,625,000		943,492		558,000,000
Additional paid-in capital		606,077,000		662,125		-
Accumulated deficit		(1,606,542,200)		(1,755,112)		(966,183,176)
Total stockholders’ equity		(136,840,200)		(149,495)		(408,183,176)
Commitments and contingencies (notes 11)
Total liabilities and stockholders' equity	~~W~~	1,050,056,733		$1,147,164	~~W~~	205,423,642

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statements of Operations
Nine-month periods ended September 30, 2007 and 2006

(Unaudited)

	2007			2006
	Won		U.S. dollars (note 2)	Won
Revenues	~~W~~	456,901,162	$499,155	~~W~~	280,025,500
Cost of revenues		605,686,834	661,700		444,977,855
Gross loss		(148,785,672)	(162,545)		(164,952,355)
Selling and administrative expenses		444,185,432	485,263		292,249,190
Operating loss		(592,971,104)	(647,808)		(457,201,545)
Other income (expense):
Interest income		1,582,639	1,729		3,827,273
Other income(loss)		2,756,756	3,012		(769,966)
Interest expense		(51,727,315)	(56,511)		(5,178,082)
Income before income taxes and extraordinary item		(640,359,024)	(699,578)		(459,322,320)
Income taxes (note 10)		-	-		-
Loss before extraordinary item		(640,359,024)	(699,578)		(459,322,320)
Extraordinary item		-	-		-
Net loss	~~W~~	(640,359,024)	$(699,578)	~~W~~	(459,322,320)

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statements of Stockholders’ Equity and Comprehensive Income
Nine-month periods ended September 30, 2007 and 2006

(Unaudited)

	Won
			Additional		Total
	Common		paid-in	Accumulated	stockholders’
	Stock		capital	deficit	equity
Balances at January 1, 2006	~~W~~	250,000,000	-	(237,452,193)	12,547,807
Net loss		-	-	(728,730,983)	(728,730,983)
Net unrealized change		-	-	-	-
Comprehensive income					(728,730,983)
Shares issued in connection with:
Issuance of common stock		308,000,000	-	-	308,000,000
Balances at December 31, 2006		558,000,000	-	(966,183,176)	(408,183,176)
Net loss		-	-	(640,359,024)	(640,359,024)
Shares issued in connection with:
Issuance of common stock		305,625,000	606,077,000	-	911,702,000
Balances at September 30, 2007	~~W~~	863,625,000	606,077,000	(1,606,542,200)	(136,840,200)

	U.S. dollars(note 2)
		Additional		Total
	Common	paid-in	Accumulated	stockholders’
	Stock	capital	deficit	equity
Balances at December 31, 2006	609,603	-	(1,055,534)	(445,931)
Net loss	-	-	(699,578)	(699,578)
Shares issued in connection with:
Issuance of common stock	333,889	662,125	-	996,014
Balances at September 30, 2007	943,492	662,125	(1,755,112)	(149,495)

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statements of Cash Flows
Nine-month periods ended September 30, 2007 and 2006

(Unaudited)

	2007			2006
	Won		U.S. dollars (note 2)	Won
Net cash provided by operating activities (note 9)	~~W~~	(540,568,973)	$(590,560)	~~W~~	(423,871,835)
Cash flows from investing activities:
Decrease in short-term loans		155,126,230	169,472		-
Increase in short-term loans		(150,000,000)	(163,872)		(150,000,000)
Purchase of property, plant and equipment		(3,100,000)	(3,387)		(16,955,455)
Purchase of intangible assets		(10,000,000)	(10,924)		(20,000,000)
Net cash used in investing activities		(7,973,770)	(8,711)		(186,955,455)
Cash flows from financing activities:
Proceeds from short-term debt		-	-		-
Proceeds from long-term debt		500,000,000	546,239		500,000,000
Repayment of short-term borrowings		(6,000,000)	(6,555)		(137,000,000)
Proceeds from issuance of common stock		911,702,000	996,015		308,000,000
Net cash provided by financing activities		1,405,702,000	1,535,699		671,000,000
Net increase in cash and cash equivalents		857,159,257	936,428		60,172,710
Cash and cash equivalents at beginning of year		1,360,396	1,486		13,277,048
Cash and cash equivalents at end of period	~~W~~	858,519,653	$937,914	~~W~~	73,449,758

See accompanying notes to financial statements.

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(1)	Summary of Significant Accounting Policies and Practices

(a)	Description of Business

Entlian Co., Ltd. (the “Company”) was established on May 19, 2005 under the laws of the Republic of Korea to engage in sports marketing and contents making.

The following is a summary of the shareholders of the Company and their ownership status as of September 30, 2007

	Number of
Shareholders	issued shares	Ownership (%)

Park, Kwang Hyun	95,600	55.35%
Proelite, Inc.	61,125	35.39%
Spirit MC Korea Co., Ltd.	16,000	9.26%
	172,725	100.00%

(b)	Cash Equivalents

The Company considers short-term financial instruments with maturities of three months or less at the acquisition date to be cash equivalents.

(c)	Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience by industry and national economic data. The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a pooled basis by industry. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d)	Property and Equipment

Property and equipment are stated at cost. Significant additions or improvements extending useful lives of assets are capitalized. However, normal maintenance and repairs are charged to expense when incurred.

Depreciation on plant and equipment is calculated on the straight line method over the estimated useful lives of the assets. The estimated useful life of machinery and equipment is 5 years. Plant and equipment held under capital leases and leasehold improvements are amortized straight line over the shorter of the lease term or estimated useful life of the asset. Total depreciation for the nine-month periods ended September 30, 2007 and 2006 was ~~W~~ 8,374,611(US$9,149) and ~~W~~ 5,932,700 respectively.

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(1)	Summary of Significant Accounting Policies and Practices, Continued

(e)	Intangible Assets

Intangible assets with estimable useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with FASB Statement No. 144, Accounting for Impairment or Disposal of Long-Lived Assets

(f)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(g)	Retirement and Severance Benefits

Employees who were hired directly by and have been with the Company for more than one year are entitled to lump-sum payments based on current salary rates and length of service when they leave the Company. The Company’s estimated liability under the plan which would be payable if all employees left on the balance sheet date is accrued in the accompanying balance sheets.

(h)	Use of Estimates

The preparation of the financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the carrying amount of property and equipment, intangibles; valuation allowances for receivables, deferred income tax assets; environmental liabilities; valuation of derivative instruments; and assets and obligations related to employee benefits. Actual results could differ from those estimates.

(i)	Long Lived Assets

In accordance with FASB Statement No. 144 (Statement 144), Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events changes in circumstances indicate that the carrying amount of an asset may not be recoverable. circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(1)	Summary of Significant Accounting Policies and Practices, Continued

(j)	Revenue Recognition

Revenue from rental, commission and others are recognized when the Company’s revenue-earning activities have been substantially completed, the amount of revenue can be measured reliably, and it is probable that the economic benefits associated with the transaction will flow to the Company.

Interest income on bank deposits, loans and securities is recognized on an accrual basis, except for interest on loans that are past due and loans to customers who are bankrupt. Any unpaid interest previously accrued on such loans is reversed from income, and thereafter interest is recognized only to the extent payments are received. Payments on delinquent loans are first applied to delinquent interest, to normal interest, and then to the principal balance.

(k)	Recently Issued Accounting Standards

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurement (Statement 157). SFAS 157 defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Statement does not require any new fair value measures. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. The Company is required to adopt Statement 157 beginning on January 1, 2008. Statement 157 is required to be applied prospectively, except for certain financial instruments. Any transition adjustment will be recognized as an adjustment to opening retained earnings in the year of adoption.

(2)	Basis of Translating Financial Statements

The non-consolidated financial statements are expressed in Korean Won and have been translated into U.S. dollars at the rate of ~~W~~915.35 to USD1, the basic exchange rate on September 30, 2007, solely for the convenience of the reader. These translations should not be construed as a representation that any or all of the amounts shown could be converted into United States dollars at this or any other rate

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(3)	Cash and Cash Equivalents

Cash and cash equivalents as of September 30, 2007 and December 31, 2006 are summarized as follows:

	2007			2006
	Won		U.S. dollars	Won
Cash on hand	~~W~~	493,911	$540	~~W~~	26,165
Time deposits		858,025,742	937,374		1,334,231
	~~W~~	858,519,653	$937,914	~~W~~	1,360,396

(4)	Other Current Assets

Other current assets as of September 30, 2007 and December 31, 2006 are summarized as follows:

	2007			2006
	Won		U.S. dollars	Won
Advances	~~W~~	13,005,610	$14,209	~~W~~	17,729,000
Other receivables		157,900	173		831,620
	~~W~~	13,163,510	$14,382	~~W~~	18,560,620

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(5)	Property and Equipment

Changes in property and equipment for the nine-month period ended September 30, 2007 are as follows:

	Won
	Book value as of Jan.1, 2007		Acquisition cost	Depreciation	Book value as of Sep.30, 2007
Machinery and equipment	~~W~~	1,752,122	-	(321,813)	1,430,309
Tools and furniture		39,799,725	3,100,000	(8,052,798)	34,846,927
	~~W~~	41,551,847	3,100,000	(8,374,611)	36,277,236

	U.S. dollars
	Book value as of Jan.1, 2007	Acquisition cost	Depreciation	Book value as of Sep.30, 2007
Machinery and equipment	$1,914	-	(352)	1,562
Tools and furniture	43,480	3,387	(8,797)	38,070
	$45,394	3,387	(9,149)	39,632

(6)	Intangible Assets

(a)	Intangible assets of September 30, 2007 and December 31, 2006 summarized as follows:

	2007			2006
	Won		U.S. dollars	Won
Industrial property rights	~~W~~	44,266,667	$48,360	~~W~~	56,716,667
Software		25,166,667	27,494		18,666,667
	~~W~~	69,433,334	$75,854	~~W~~	75,383,334

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(6)	Intangible Assets, Continued

(b)  Changes in other intangible assets for the nine-month period ended September 30, 2007 are as follows:

	Won
	Industrial
	property rights		Software	Total
Balance at beginning of period	~~W~~	56,716,667	18,666,667	75,383,334
Increase		-	10,000,000	10,000,000
Amortization		(12,450,000)	(3,500,000)	(15,950,000)
Balance at end of period	~~W~~	44,266,667	25,166,667	69,433,334

	U.S. dollars
	Industrial
	property rights	Software	Total
Balance at beginning of period	$61,962	20,393	82,355
Increase	-	10,924	10,924
Amortization	(13,601)	(3,824)	(17,425)
Balance at end of period	$48,361	27,493	75,854

(7)	Long-term Debts

Long-term debts as of September 30, 2007 and December 31, 2006 are summarized as follows:

			2007			2006
	Interest rate	Maturity	Won		U.S. dollars	Won
CJ Media Inc.	9%	2011	~~W~~	1,000,000,000	$1,092,478	~~W~~	500,000,000

This debt is convertible into common stock at any time and mandatorily convertible into common stock in 2011.

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(8)	Retirement and Severance Benefits

Changes in retirement and severance benefits for the nine-month period ended September 30, 2007 and the year ended December 31, 2006 are summarized as follows:

	2007			2006
	Won		U.S. dollars	Won
Beginning balance	~~W~~	24,443,787	$26,704	~~W~~	-
Provision		25,759,809	28,142		25,759,809
Payments		(2,938,818)	(3,210)		(1,316,022)
Ending balance	~~W~~	47,264,778	$51,636	~~W~~	24,443,787

(9)	Reconciliation of Net Income(loss) to Net Cash Provided by(Used in) Operating Activities

The reconciliation of net loss to net cash used in operating activities for the nine-month periods ended September 30, 2007 and 2006 follows:

	2007			2006
	Won		U.S. dollars	Won
Net loss	~~W~~	(640,359,024)	$(699,578)	~~W~~	(459,322,320)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment		8,374,611	9,149		5,932,700
Amortization		15,950,000	17,425		12,783,333
Provision for retirement and severance benefits		25,759,809	28,142		15,645,232
Increase in trade accounts receivable		(9,221,785)	(10,075)		(9,895,252)
Increase in other current assets		5,397,110	5,896		(48,067,604)
Increase in trade accounts payable		30,857,233	33,711		26,728,278
Increase in withholdings		(1,549,304)	(1,693)		19,148,675
Increase in accrued expenses		27,161,195	29,673		13,175,123
Other, net		(2,938,818)	(3,210)		-
Net cash used in operating activities	~~W~~	(540,568,973)	$(590,560)	~~W~~	(423,871,835)

ENTLIAN CO., LTD.

Notes to Financial Statements

September 30, 2007 and 2006

(Unaudited)

(10)	Income Taxes

(a)
As a result of the Company’s loss, no income tax was due for the year ended December 31, 2006. The provision  for income taxes was offset by an increase in the deferred tax asset valuation allowance. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at September 30, 2007 and December 31, 2006 are presented below.

	2007			2006
	Won		U.S. dollars	Won
Deferred tax assets:
Retirement and severance benefits	~~W~~	7,798,688	$8,520	~~W~~	4,033,225
Net operating loss carry forwards		441,799,105	482,656		259,714,619
Total gross deferred tax assets		449,597,793	491,176		263,747,844

Less valuation allowance		(449,597,793)	(491,176)		(263,747,844)
Net deferred tax assets		-	-		-

Deferred tax liabilities:		-	-		-

The deferred tax assets of ~~W~~449,597,793(US$491,176) have not been recognized because it is not probable that future profit will be available against which the Company can utilize the related benefit.

(11)	Commitments and Contingencies

(a)
The Company made enter into investment agreements with CJ Media Inc. on August 25, 2006. According to the agreements, CJ Media Inc. has provided borrowings of ~~W~~1,000,000,000 and agreed to provide a certain amount of additional funds to the Company.

(b)
The Company made enter into investment agreements with Proelite, Inc. on August 24, 2007. According to the agreements, Proelite, Inc. purchased 61,125 shares of the capital stock of the Company at an aggregate purchase price equal to US$1,000,000 (US$1,092,478) and agreed to provide a certain amount of additional shares to the Company in certain circumstances.

ENTLIAN CO., LTD.

Financial Statements

December 31, 2006

(With Independent Auditors' Report Thereon)

Independent Auditors’ Report

The Board of Directors
Entlian Co., Ltd.:

We have audited the accompanying balance sheet of Entlian Co., Ltd. as of December 31, 2006, and the related statements of operation, stockholders’ equity and comprehensive income and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entlian Co., Ltd. as of December 31, 2006, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements as of and for the year ended December 31, 2006 have been translated into United States dollars solely for the convenience of the reader. We have audited the translation and, in our opinion, the financial statements expressed in Korean Won have been translated into United States dollars on the basis set forth in note 2 to the financial statements.

Seoul, Korea October 31, 2007

ENTLIAN CO., LTD.
Balance Sheet
December 31, 2006

	2006
	Won		U.S. dollars (note 2)
Assets
Current assets:
Cash and cash equivalents (note 3)	~~W~~	1,360,396	$1,448
Trade accounts receivable		33,441,215	35,595
Short-term loans		5,126,230	5,456
Other current assets (note 4)		18,560,620	19,756
Total current assets		58,488,461	62,255
Deposits		30,000,000	31,932
Property and equipment (notes 5):
Machinery and equipment		2,145,455	2,283
Tools and furniture		51,963,182	55,310
		54,108,637	57,593
Less accumulated depreciation		(12,556,790)	(13,365)
Net property, plant, and equipment		41,551,847	44,228
Intangible assets (note 6)		75,383,334	80,238
Total assets	~~W~~	205,423,642	$218,653

ENTLIAN CO., LTD.
Balance Sheet, Continued
December 31, 2006

	2006
	Won		U.S. dollars (note 2)
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term borrowings	~~W~~	6,000,000	$6,386
Accounts payable		32,921,508	35,042
Withholdings		7,548,375	8,034
Accrued expenses		42,693,148	45,443
Total current liabilities		89,163,031	94,905
Long-term debt (note 7)		500,000,000	532,200
Retirement and severance benefits (note 8)		24,443,787	26,018
Total liabilities		613,606,818	653,123

Stockholders’ equity:
Common stock, ~~W~~ 5,000 par value. Authorized 200,000 shares;
Issued and outstanding 111,600 shares in 2006		558,000,000	593,935
Accumulated deficit		(966,183,176)	(1,028,405)
Total stockholders’ equity		(408,183,176)	(434,470)
Commitments and contingencies (note 11)
Total liabilities and stockholders' equity	~~W~~	205,423,642	$218,653

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statements of Operations
Year ended December 31, 2006

	2006
	Won		U.S. dollars (note 2)
Revenues	~~W~~	476,474,077	$507,159
Cost		778,706,161	828,855
Gross loss		(302,232,084)	(321,696)
Selling and administrative expenses		414,600,271	441,301
Operating loss		(716,832,355)	(762,997)
Other income (expense):
Interest income		5,717,305	6,086
Other income(loss)		(1,095,385)	(1,166)
Interest expense		(16,520,548)	(17,584)
Income before income taxes		(728,730,983)	(775,661)
Income taxes (note 10)		-	-
Net loss	~~W~~	(728,730,983)	$(775,661)

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statements of Stockholders’ Equity
Year ended December 31, 2006

	Won
				Total
	Common		Accumulated	stockholders’
	stock		deficit	equity
Balances at January 1, 2006	~~W~~	250,000,000	(237,452,193)	12,547,807
Net loss		-	(728,730,983)	(728,730,983)
Shares issued in connection with:
Issuance of common stock shares		308,000,000	-	308,000,000
Balances at December 31, 2006	~~W~~	558,000,000	(966,183,176)	(408,183,176)

	U.S. dollars(note 2)
			Total
	Common	Accumulated	stockholders’
	stock	deficit	equity
Balances at January 1, 2006	$266,100	(252,744)	13,356
Net loss	-	(775,661)	(775,661)
Shares issued in connection with:
Issuance of common stock shares	327,835	-	327,835
Balances at December 31, 2006	$593,935	(1,028,405)	(434,470)

See accompanying notes to financial statements.

ENTLIAN CO., LTD.
Statement of Cash Flows
Year ended December 31, 2006

	2006
	Won		U.S. dollars (note 2)
Net cash used in operating activities (note 9)	~~W~~	(644,034,967)	$(685,511)
Cash flows from investing activities:
Decrease in short-term loans		144,873,770	154,204
Increase in short-term loans		(150,000,000)	(159,660)
Purchase of property, plant and equipment		(19,755,455)	(21,028)
Purchase of intangible assets		(20,000,000)	(21,288)
Net cash used in investing activities		(44,881,685)	(47,772)
Cash flows from financing activities:
Proceeds from long-term debt		500,000,000	532,200
Repayment of short-term borrowings		(131,000,000)	(139,436)
Proceeds from issuance of common stock		308,000,000	327,835
Net cash provided by financing activities		677,000,000	720,599
Net increase(decrease) in cash and cash equivalents		(11,916,652)	(12,684)
Cash and cash equivalents at beginning of year		13,277,048	14,132
Cash and cash equivalents at end of year	~~W~~	1,360,396	$1,448

See accompanying notes to financial statements.

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(1)	Summary of Significant Accounting Policies and Practices

(a)	Description of Business

Entlian Co., Ltd. (the “Company”) was established on May 19, 2005 under the laws of the Republic of Korea to engage in sports marketing and contents making.

The following is a summary of the shareholders of the Company and their ownership status as of December 31, 2006

	Number of
Shareholders	issued shares	Ownership (%)
Park, Kwang Hyun	95,600	85.66%
Spirit MC Korea Co., Ltd.	16,000	14.34%

	111,600	100.00%

(b)	Cash Equivalents

The Company considers short-term financial instruments with maturities of three months or less at the acquisition date to be cash equivalents.

(c)	Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience by industry and national economic data. The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. All other balances are reviewed on a pooled basis by industry. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d)	Property and Equipment

Property and equipment are stated at cost. Significant additions or improvements extending useful lives of assets are capitalized. However, normal maintenance and repairs are charged to expense when incurred.

Depreciation on plant and equipment is calculated on the straight line method over the estimated useful lives of the assets. The estimated useful life of machinery and equipment is 5 years. Plant and equipment held under capital leases and leasehold improvements are amortized straight line over the shorter of the lease term or estimated useful life of the asset. Total depreciation for the years ended December 31, 2006 was ~~W~~ 8,591,467(US$9,145).

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(1)	Summary of Significant Accounting Policies and Practices, Continued

(e)	Intangible Assets

Intangible assets with estimable useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with FASB Statement No. 144, Accounting for Impairment or Disposal of Long-Lived Assets

(f)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(g)	Retirement and Severance Benefits

Employees who were hired directly by and have been with the Company for more than one year are entitled to lump-sum payments based on current salary rates and length of service when they leave the Company. The Company’s estimated liability under the plan which would be payable if all employees left on the balance sheet date is accrued in the accompanying balance sheets.

(h)	Use of Estimates

The preparation of the financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the carrying amount of property and equipment, intangibles; valuation allowances for receivables, deferred income tax assets; environmental liabilities; valuation of derivative instruments; and assets and obligations related to employee benefits. Actual results could differ from those estimates.

(i)	Long Lived Assets

In accordance with FASB Statement No. 144 (Statement 144), Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events changes in circumstances indicate that the carrying amount of an asset may not be recoverable. circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(1)	Summary of Significant Accounting Policies and Practices, Continued

(j)	Revenue Recognition

Revenue from rental, commission and others are recognized when the Company’s revenue-earning activities have been substantially completed, the amount of revenue can be measured reliably, and it is probable that the economic benefits associated with the transaction will flow to the Company.

Interest income on bank deposits, loans and securities is recognized on an accrual basis, except for interest on loans that are past due and loans to customers who are bankrupt. Any unpaid interest previously accrued on such loans is reversed from income, and thereafter interest is recognized only to the extent payments are received. Payments on delinquent loans are first applied to delinquent interest, to normal interest, and then to the principal balance.

(k)	Recently Issued Accounting Standards

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurement (Statement 157). SFAS 157 defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Statement does not require any new fair value measures. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. The Company is required to adopt Statement 157 beginning on January 1, 2008. Statement 157 is required to be applied prospectively, except for certain financial instruments. Any transition adjustment will be recognized as an adjustment to opening retained earnings in the year of adoption.

(2)	Basis of Translating Financial Statements

The financial statements are expressed in Korean Won and have been translated into U.S. dollars at the rate of ~~W~~939.496 to USD1, the exchange rate on December 31, 2006, solely for the convenience of the reader. These translations should not be construed as a representation that any or all of the amounts shown could be converted into United States dollars at this or any other rate.

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(3)	Cash and Cash Equivalents

Cash and cash equivalents as of December 31, 2006 are summarized as follows:

	Won		U.S. dollars
Cash on hand	~~W~~	26,165	$28
Time deposits		1,334,231	1,420

	~~W~~	1,360,396	$1,448

(4)	Other Current Assets

Other current assets as of December 31, 2006 are summarized as follows:

	Won		U.S. dollars
Advances	~~W~~	17,729,000	$18,871
Other receivables		831,620	885

	~~W~~	18,560,620	$19,756

(5)	Property and Equipment

Changes in property and equipment for the year ended December 31, 2006 are as follows:

	Won
	Book value as of Jan.1, 2006		Acquisition cost	Depreciation	Book value as of Dec.31, 2006
Machinery and equipment	~~W~~	-	2,145,455	393,333	1,752,122
Tools and furniture		30,387,859	17,610,000	8,198,134	39,799,725

	~~W~~	30,387,859	19,755,455	8,591,467	41,551,847

	U.S. dollars
	Book value as of Jan.1, 2006	Acquisition cost	Depreciation	Book value as of Dec.31, 2006
Machinery and equipment	$-	2,284	419	1,865
Tools and furniture	32,345	18,744	8,726	42,363

	$32,345	21,028	9,145	44,228

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(6)	Intangible Assets

(a)	Intangible assets of December 31, 2006 summarized as follows:

	Won		U.S. dollars
Industrial property rights	~~W~~	56,716,667	$60,369
Software		18,666,667	19,869

	~~W~~	75,383,334	$80,238

(b)	Changes in other intangible assets for the years ended December 31, 2006 are as follows:

	Won
	Industrial
	property rights		Software	Total
Balance at beginning of year	~~W~~	73,316,667	-	73,316,667
Increase		-	20,000,000	20,000,000
Amortization		(16,600,000)	(1,333,333)	(17,933,333)

Balance at end of year	~~W~~	56,716,667	18,666,667	75,383,334

	U.S. dollars
	Industrial
	property rights	Software	Total
Balance at beginning of year	$78,038	-	78,038
Increase	-	21,288	21,288
Amortization	(17,669)	(1,419)	(19,088)

Balance at end of year	$60,369	19,869	80,238

(7)	Long-term Debts

Long-term debts as of December 31, 2006 are summarized as follows:

	Interest rate	Maturity	Won		U.S. dollars
CJ Media Inc.	9%	2011	~~W~~	500,000,000	$532,200

This debt is convertible into common stock at any time and mandatorily convertible into common stock in 2011.

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(8)	Retirement and Severance Benefits

Changes in retirement and severance benefits for the year ended December 31, 2006 are summarized as follows:

	Won		U.S. dollars
Beginning balance	~~W~~	-	$-
Provision		25,759,809	27,419
Payments		1,316,022	1,401

Ending balance	~~W~~	24,443,787	$26,018

(9)	Reconciliation of Net Income(loss) to Net Cash Provided by(used in) Operating Activities

The reconciliation of net loss to net cash provided by operating activities for the years ended December 31, 2006 follows:

	Won		U.S. dollars
Net loss	~~W~~	(728,730,983)	(775,661)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation of property and equipment		8,591,467	9,145
Amortization		17,933,333	19,088
Provision for retirement and severance benefits		25,759,809	27,419
Increase in trade accounts receivable		(25,203,267)	(26,826)
Increase in other current assets		(15,399,024)	(16,392)
Increase in trade accounts payable		27,275,446	29,032
Increase in withholdings		4,361,126	4,642
Increase in accrued expenses		42,693,148	45,443
Other, net		(1,316,022)	(1,401)
Net cash used in operating activities	~~W~~	(644,034,967)	(685,511)

ENTLIAN CO., LTD.

Notes to Financial Statements

Year ended December 31, 2006

(10)	Income Taxes

(a)
As a result of the Company’s loss, no income tax was due for the year ended December 31, 2006. The provision  for income taxes was offset by an increase in the deferred tax asset valuation allowance. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2006 are presented below.

	Won		U.S. dollars
Deferred tax assets:
Retirement and severance benefits	~~W~~	4,033,225	$4,293
Net operating loss carry forwards		259,714,619	276,440
Total gross deferred tax assets		263,747,844	280,733

Less valuation allowance		(263,747,844)	(280,733)
Net deferred tax assets		-	-

Deferred tax liabilities:		-	-

The deferred tax assets of ~~W~~263,747,844(US$280,733) have not been recognized because it is not probable that future profit will be available against which the Company can utilize the related benefit.

(11)	Commitments and Contingencies

The Company made enter into investment agreements with CJ Media Inc. on August 25, 2006. According to the agreements, CJ Media Inc. has provided borrowings of ~~W~~1,000,000,000(US$1,064,400) and agreed to provide a certain amount of additional funds to the Company.